UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 1, 2017 (November 27, 2017)
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NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Nuance Communications, Inc. (the “Company”) approved the grant of restricted stock awards to the Company’s current Named Executive Officers(1) for the achievement of fiscal year 2017 objectives for non-plan incentive bonuses. The performance objectives were set by the Compensation Committee earlier in fiscal year 2017 and related to key corporate-level financial objectives. The following table reflects the on-target bonus amounts, the approved bonuses as expressed as a percentage of target, the associated dollar value of the approved bonuses and the associated restricted stock awards for the Named Executive Officers. In lieu of paying cash, the Company issued restricted stock awards to the Named Executive Officers on November 29, 2017 having a value equal to the approved bonus amounts (based on the closing price of the Company’s common stock on November 29, 2017). All awards were issued from the Company’s shareholder approved 2000 Stock Plan as Amended and Restated on January 30, 2017.

Name	Fiscal 2017 Target Bonus Amount ($)(2)	Fiscal 2017 Total Approved Bonus (%)	Fiscal 2017 Total Approved Bonus ($)	Restricted Stock Awards Issued in Lieu of Cash for Bonus Amounts (3)
Paul A. Ricci	$1,200,000	50%	$600,000	36,652
Daniel Tempesta	$300,000	50%	$150,000	9,163
Robert C. Schassler	$375,000	50%	$187,500	11,453

(1)
A. Bruce Bowden separated from the Company in August 2017, and William T. Robbins separated from the Company in November 2016. Accordingly, no bonus was awarded to either such now-former Named Executive Officer.

(2)	The amounts reflected in this column represent the target payout to each Named Executive Officer if his bonus had been achieved at 100%.

(3)
Bonuses for fiscal year 2017 were paid in restricted stock awards, as further detailed in the above table. The number of restricted stock awards was determined by dividing the approved bonus amount by the closing price of the Company’s common stock on November 29, 2017. The restricted stock awards were granted on November 29, 2017 and will vest in full on December 1, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: December 1, 2017	By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel Executive Vice President and Chief Legal Officer